UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2023

ContextLogic Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39775	27-2930953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SANSOME STREET 33RD FLOOR
SAN FRANCISCO, California		94104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 432-7323

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	WISH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 13, 2023, the Company announced that its 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”) will be held on held on Monday, April 10, 2023 at 10 a.m. Pacific Daylight Time. The 2023 Annual Meeting will be a completely virtual meeting conducted via webcast. The close of business on February 22, 2023 shall be the record date for the determination of stockholders entitled to notice of and to vote during the 2023 Annual Meeting and any adjournment thereof.

Because the date of the 2023 Annual Meeting is more than 30 days before the anniversary of the 2022 Annual Meeting of Stockholders, the Company is providing notice of the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations with respect to the 2023 Annual Meeting.

In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must be delivered to, or mailed to and received at, the Company’s executive offices located at One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: General Counsel and Secretary, on or before the close of business on January 23, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2023 Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must also comply with all applicable SEC rules, including Rule 14a-8 of the Exchange Act. In addition, to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 23, 2023.

Pursuant to the Company’s Bylaws, any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a director nomination for consideration at the 2023 Annual Meeting must comply with the requirements of the Bylaws, including delivering such proposals and/or nominations to the executive offices of the Company located at One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: General Counsel and Secretary, by no later than close of business on January 23, 2023. Any proposal or nomination received outside of such dates will be considered untimely and will not be considered at the 2023 Annual Meeting. Any stockholder proposal or director nomination must also comply with the rules and regulations promulgated by the SEC and the Bylaws, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ContextLogic Inc.

Date:	January 13, 2023	By:	/s/ Vivian Liu
Vivian Liu Chief Financial Officer and Chief Operating Officer Principal Financial Officer